Exhibit 99.1

Northern Lights Acquisition Corp. Announces

Amendment of Unit Purchase Agreement

and

Supplement to Definitive Proxy Statement

Amendment Includes Reduced Initial Cash Payment to the Seller and Business Combination is Expected to Close by September 28, 2022 Upon Regulatory Approval

New York – September 19, 2022 – Northern Lights Acquisition Corp. (the “Company”) (Nasdaq: NLIT), a special purpose acquisition company, announced that it has amended that certain unit purchase agreement (as amended, the “Unit Purchase Agreement”), dated February 11, 2022, by and among the Company, 5AK, LLC, the Company’s sponsor, SHF, LLC d/b/a Safe Harbor Financial, a Colorado limited liability company (“Safe Harbor”), SHF Holding Co., LLC, a Colorado limited liability company and the sole member of Safe Harbor (the “Seller”), and Partner Colorado Credit Union, a Colorado corporation and the sole member of the Seller, to (i) extend the date by which the transactions contemplated thereby (the “Business Combination”) had to be consummated from August 31, 2022 (the “Outside Date”) until September 28, 2022 and (ii) provide for the deferral of $30 million (the “Deferred Cash Consideration”) of the $70 million due to the Seller at the closing of the Business Combination. The extension of the Outside Date will provide the Company with additional time to complete the Business Combination as it awaits regulatory approval, and the deferral of the Deferred Cash Consideration will provide the Company with additional cash to support its post-closing activities.

The Company also announced that it has supplemented its definitive proxy statement on Schedule 14A (as supplemented, the “Proxy Statement”), which Proxy Statement was initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 10, 2022 in connection with the Business Combination.

Although the Business Combination was approved by the Company’s stockholders at the special meeting of stockholders held on June 28, 2022, the Company has determined to voluntarily supplement the Proxy Statement with certain supplemental disclosures (the “Supplemental Disclosures”) to clarify certain aspects of the business of Safe Harbor in response to requests made by the Listing Qualifications Staff of the Nasdaq Stock Market as part of the Listing Qualifications Staff’s review of the Company’s listing application filed in connection with the Business Combination.

In connection with the Supplemental Disclosures, the Company will allow its public stockholders to request that the Company redeem their shares of Class A Common Stock for cash in accordance with the Company’s Amended and Restated Certificate of Incorporation and the procedures set forth in the Proxy Statement and the Current Report on Form 8-K to be filed with the SEC in connection with the Supplemental Disclosures.

About Northern Lights Acquisition Corp.

Northern Lights is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses. For more information, visit https://northernlightsacquisitioncorp.com/home/default.aspx.

About Safe Harbor

Safe Harbor is one of the first service providers to offer reliable access to banking solutions for cannabis, hemp, CBD, and ancillary operators, making communities safer, driving growth in local economies, and fostering long-term partnerships. Safe Harbor, through its partners, serves the regulated cannabis industry and implements the highest standard of accountability, transparency, monitoring, reporting, and risk mitigation measures while meeting BSA obligations in line with FinCEN guidance on CRBs. Over the past seven years, Safe Harbor (including its predecessor) has assisted with the placement of over $12 billion in deposit transactions for customers with operations spanning 20 states with regulated cannabis markets. For more information, visit www.shfinancial.org.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may include, but are not limited to, statements with respect to (i) trends in the cannabis industry, including changes in U.S and state laws, rules, regulations and guidance relating to Safe Harbor’s services; (ii) Safe Harbor’s growth prospects and Safe Harbor’s market size; (iii) Safe Harbor’s projected financial and operational performance, including relative to its competitors; (iv) new product and service offerings Safe Harbor may introduce in the future; (v) the proposed business combination, including the implied enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to successfully consummate the potential transaction; (vi) the risk that the proposed business combination may not be completed in a timely manner or at all, whether as a result of recent volatility in the capital markets or otherwise, which may adversely affect the price of Northern Lights’ securities; (vii) the failure to satisfy the conditions to the consummation of the proposed business combination; (viii) the effect of the announcement or pendency of the proposed business combination on Northern Lights’ or Safe Harbor’s business relationships, performance, and business generally; (ix) the outcome of any legal proceedings that may be instituted against Northern Lights or Safe Harbor related to the definitive unit purchase agreement or the proposed business combination; (x) the ability to maintain the listing of Northern Lights’ securities on the Nasdaq Capital Market; (xi) the price of Northern Lights’ securities, including volatility resulting from changes in the competitive and highly regulated industry in which Safe Harbor plans to operate, variations in performance across competitors, changes in laws and regulations affecting Safe Harbor’s business and changes in the combined capital structure; (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities; and (xiii) other statements regarding Safe Harbor’s and Northern Lights’ expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject, are subject to risks and uncertainties. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Northern Lights’ registration statement on Form S-1, the proxy statement relating to the proposed business combination, which has been filed in preliminary form by Northern Lights with the SEC, other documents filed by Northern Lights from time to time with SEC, and any risk factors made available to you in connection with Northern Lights, Safe Harbor, and the transaction. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of Safe Harbor and Northern Lights), and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

Additional Information about the Business Combination and Where to Find It

The proposed business combination involving Northern Lights and Safe Harbor was submitted to the stockholders of Northern Lights for their consideration. Northern Lights filed the Proxy Statement with the SEC on June 10, 2022, which was distributed to the stockholders of Northern Lights in connection with Northern Lights’ solicitation for proxies for the vote by the stockholders of Northern Lights connection with the proposed business combination and other matters as described in the Proxy Statement. Before making any voting decision, the stockholders of Northern Lights and other interested persons were advised to read the Proxy Statement, along with all other relevant documents filed with the SEC in connection with the proposed business combination and Northern Lights’ solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents contained important information about Northern Lights, Safe Harbor, and the proposed business combination. The stockholders approved the Business Combination on June 28, 2022. Stockholders may obtain free copies of the Proxy Statement, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Northern Lights, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Northern Lights Acquisition Corporation, 10 East 53rd Street, Suite 3001, New York, NY, 10022, or by telephone at (615) 554-0044.

No Offer or Solicitation

This press release relates to a proposed business combination between Northern Lights and Safe Harbor and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Northern Lights and Safe Harbor, and certain of their respective directors and executive officers, under the rules of the SEC, may be deemed to be participants in the solicitation of proxies from Northern Lights’ stockholders in favor of the approval of the business combination. Information about the directors and officers of Northern Lights and their ownership of Northern Lights Class B common stock can also be found in Northern Lights’ registration statement on Form S-1 filed with the SEC on June 2, 2021 in connection with its initial public offering, its Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 25, 2022, the Proxy Statement, and other documents subsequently filed by Northern Lights with the SEC. Information about the directors and executive officers of Safe Harbor, as well as information regarding the interests of other persons who may be deemed participants in the transaction, may be obtained by reading the Proxy Statement regarding the business combination. Free copies of this document may be obtained as described above.

Safe Harbor Investor Relations Contact:

KCSA Strategic Communications

Adam Holdsworth

safeharbor@kcsa.com

Safe Harbor Public Relations Contacts:

KCSA Strategic Communications

Joshua Greenwald / Anu Kher

safeharbor@kcsa.com